EXHIBIT 99.2

                                                  UNITED STATES BANKRUPTCY COURT
                                                 NORTHERN DISTRICT OF CALIFORNIA
                                                      SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                                   Case No. 01-32495-TC
Debtors.                                                                                      Reporting Period: 11/01/01 to 11/30/01


                                                       AT HOME CORPORATION
                                              CONSOLIDATED MONTHLY OPERATING REPORT
                                                           ($ IN 000s)
-----------------------------------------------------------------------------------------------------------------------------------

                    FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER END OF MONTH

====================================================================================================================================
REQUIRED DOCUMENTS                                                          FORM NO.      DOCUMENT ATTACHED    EXPLANATION ATTACHED
====================================================================================================================================
CONSOLIDATED STATEMENT OF OPERATIONS                                        MOR - 1               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET                                                  MOR - 2               X
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS                    MOR - 3               X
-----------------------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS (OR COPIES OF DEBTORS' BANK RECONCILIATIONS)           MOR - 4               X
-----------------------------------------------------------------------------------------------------------------------------------
      Copies of Bank Statements w/ Significant Activity                                           X
-----------------------------------------------------------------------------------------------------------------------------------
POST PETITION
ACCOUNTS
PAYABLE AND
ACCOUNTS RECEIVABLE
AGING                                                                       MOR - 5               X
-----------------------------------------------------------------------------------------------------------------------------------
STATUS OF CONSOLIDATED POSTPETITION TAXES                                   MOR - 6               X
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS                                      MOR - 7               X
-----------------------------------------------------------------------------------------------------------------------------------
DEBTOR QUESTIONNAIRE                                                        MOR - 8               X
-----------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury, I have reviewed the above summary and the attached financial statements, and after making reasonable inquiry, believe these documents are correct.


/S/ Terri Curtis                                                                                                12/19/2001
----------------------------------------------------------------------------                                    -------------------
Signature of Debtor-Authorized Individual                                                                       Date


Terri Curtis                                                                                   VP, Corporate Controller
----------------------------------------------------------------------------                   -------------------------------------
Printed Name of Authorized Individual                                                          Title of Authorized Individual

* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            San Francisco Division

In re:  At Home Corportation, a Delaware corporation, et al.,                          Case No. 01-32495-TC
Debtors.                                                             Reporting Period: 11/01/01 to 11/30/01
                                            AT HOME CORPORATION
                                    CONSOLIDATED STATEMENT OF OPERATIONS
                                                ($ IN 000s)

======================================================================================================
                                                                                    CUMULATIVE FILING
                                                            CURRENT MONTH                 TO DATE
======================================================================================================
REVENUES                                                      $ 66,785                   $ 129,077
                                                              -------------------------------------
                                        TOTAL REVENUES:         66,785                     129,077
                                                              -------------------------------------

OPERATING EXPENSES
  Network Operations                                            12,069                      28,910
  Salaries, Benefits & Taxes                                    11,333                      23,525
  Outside Services                                               5,208                       9,797
  Facilities & Depreciation                                      8,270                      16,699
  Other                                                            173                         601
                                                              -------------------------------------
                              TOTAL OPERATING EXPENSES:         37,053                      79,532
                                                              -------------------------------------
                              EARNINGS FROM OPERATIONS:         29,732                      49,545
                                                              -------------------------------------

OTHER INCOME, NET                                                  212                         268
                                                              -------------------------------------
               TOTAL OTHER INCOME, NET:                            212                         268
                                                              -------------------------------------
                               EARNINGS BEFORE CHARGES:         29,944                      49,813
                                                              -------------------------------------

Reorganization Items                                               944                       1,942
Other Charges (1)                                               60,595                      68,990
                                                              -------------------------------------
                    TOTAL CHARGES:                              61,539                      70,932
                                                              -------------------------------------
                                          NET EARNINGS:       $(31,595)                   $(21,119)
                                                              =====================================

(1) Includes the write-off of capitalized distribution agreements associated with former cable partners that did not agree to transition services.


FORM MOR-1
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                            Case No. 01-32495-TC
Debtors.                                                               Reporting Period: 11/01/01 to 11/30/01

                                            AT HOME CORPORATION
                                        CONSOLIDATED BALANCE SHEET
                                               ($ IN 000s)
==============================================================================================================
BALANCE SHEET                                                 BOOK VALUE AT END OF CURRENT       BOOK VALUE
                                                                     REPORTING MONTH          ON PETITION DATE
==============================================================================================================
ASSETS:
-------
CURRENT ASSETS:
---------------
     Cash and cash equivalents                                       $     99,414               $    122,142
     Restricted cash                                                       16,908                     16,903
     Short-term investments                                                79,765                     18,000
     Short-term investments - restricted                                  100,000                          -
                                                                 --------------------------------------------
          Total cash, cash equivs., and short-term investments            296,087                    157,045
                                                                 --------------------------------------------
     Accounts receivable, net                                               5,312                     15,097
     Related party receivables                                             24,239                     63,446
     Other current assets                                                  24,037                     25,369
                                                                 --------------------------------------------
          TOTAL CURRENT ASSETS                                            349,675                    260,957
                                                                 --------------------------------------------
Property, equipment and improvements, net                                 311,918                    332,531
Investment in affiliated companies                                         11,466                     13,929
Strategic investments                                                      10,099                      9,358
Distribution agreements, net                                               35,785                    117,838
Other assets                                                              123,511                    124,408
                                                                 --------------------------------------------
          TOTAL ASSETS                                               $    842,454               $    859,021
                                                                 ============================================

LIABILITIES AND STOCKHOLDERS EQUITY:
------------------------------------
     Accounts payable                                                       4,509                          -
     Related party liabilities                                                 63                          -
     Accrued compensation and related expenses                                300                          -
     Accrued Reorganization Items                                           2,675                          -
     Deferred Revenue                                                       5,262                          -
     Other accrued liabilities                                             16,583                          -
     Convertible Debt                                                      50,000                     50,000
                                                                 --------------------------------------------
          TOTAL CURRENT LIABILITIES                                        79,392                     50,000

Liabilities Subject to Compromise                                       1,258,649                  1,270,523
                                                                 --------------------------------------------
          TOTAL LIABILITIES                                             1,338,041                  1,320,523
                                                                 --------------------------------------------

     STOCKHOLDERS EQUITY:
     --------------------
     Preferred stock                                                      223,764                    240,868
     Common stock                                                       9,877,341                  9,875,082
     Deferred compensation                                                   (320)                    (1,459)
     Accumulated other comprehensive income                                  (492)                    (1,232)
     Accumulated Earnings/(Deficit)                                   (10,595,880)               (10,574,761)
                                                                 --------------------------------------------
          TOTAL STOCKHOLDER'S EQUITY:                                    (495,587)                  (461,502)
                                                                 --------------------------------------------
          TOTAL LIABILITIES AND STOCKHOLDERS EQUITY                  $    842,454               $    859,021
                                                                 ============================================


FORM MOR-2
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                    Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 11/01/01 to 11/30/01

                                              AT HOME CORPORATION
                           CONSOLIDATED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
                                                  ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                                             CURRENT MONTH   CUMULATIVE FILING TO DATE
----------------------------------------------------------------------------------------------------------------------
                                                                                ACTUAL                ACTUAL
----------------------------------------------------------------------------------------------------------------------
CASH - BEGINNING OF MONTH (including Restricted Cash and S/T Investments)      $266,385              $157,045
                                                                               --------              --------

RECEIPTS:
OPERATING CASH RECEIPTS:
Collection of A/R                                                              $ 50,870              $175,849
Customer credit card sales                                                          796                 5,797
Other-Asset sales                                                                     -                     -
                                                                               ---------             ---------
  TOTAL CASH RECEIPTS                                                            51,666               181,646
                                                                               ---------             ---------

DISBURSEMENTS:
OPERATING CASH DISBURSMENTS:
Payroll                                                                          10,015                20,238
Employee Benefits, Taxes, Bonuses                                                 1,352                 2,623
Expense Reports                                                                     126                   176
                                                                               ---------             ---------
  TOTAL PAYROLL & RELATED                                                        11,493                23,037
                                                                               ---------             ---------

Trade Vendors                                                                     6,295                11,455
Telecom (POPs, Circuits)                                                          3,065                 4,163
Rent-Occupied Buildings                                                             445                 3,931
Rent-Co-location                                                                      -                     -
Leases (Leases, Pmts, IRU CapEx)                                                      -                     -
Capital Expenditures                                                                130                   312
Insurance                                                                           174                   174
                                                                               ---------             ---------
  TOTAL CASH DISBURSEMENTS                                                       21,602                43,072
                                                                               =========             =========

  CASH FLOW DUE TO OPERATIONS                                                    30,064               138,574
                                                                               =========             =========

FINANCING ACTIVITIES
  Portfolio Sales                                                                     -                   496
  Interest Income                                                                   437                   771
                                                                               ---------             ---------
  TOTAL FINANCING                                                                   437                 1,267
                                                                               ---------             ---------

OTHER ACTIVITIES
  Professional & Other                                                                8                     8
  Taxes                                                                             791                   791
                                                                               ---------             ---------
  TOTAL OTHER USES                                                                  799                   799
                                                                               ---------             ---------

  NET CASH FLOW                                                                $ 29,702              $139,042
                                                                               ---------             ---------

  CASH - END OF MONTH (including Restricted Cash and S/T Investments)          $296,087              $296,087
                                                                               ---------             ---------

  Restricted Cash (including Restricted Short-Term Investments)                $116,908              $116,908
                                                                               ---------             ---------
  Available Cash (including Short-Term Investments)                            $179,179              $179,179
                                                                               ---------             ---------

FORM MOR-3
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                    Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 11/01/01 to 11/30/01

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classifed on the Debtors' balance sheet as "Restricted Cash".
------------------------------------------------------------------------------------------------------------------------------------
                                                 BANK ACCOUNTS
                                                     TOTAL


BALANCE PER BOOKS                                                     $ 296,087
                                                                      ----------

BANK BALANCE                                                            301,239
  Plus: Deposits in Transit                                                   -
  Less: Outstanding Checks                                                5,096
  Other: Adjustment (Attach Explanation)                                    (56)
                                                                      ----------

BALANCE PER BOOKS                                                     $ 296,087
                                                                      ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. FundSweep     At Home Corp. Main     At Home Corp. A/R Media   At Home Corp.-Accounts Payable
                                Investment          Concentration Account      Receivables Account       Disbursements Accounts-AP
                             Bank of America           Bank of America           Bank of America              Bank of America
                           211-000005004731690          12330-34503             12338-34622                   87652-03155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 30,497                    $ 535                    $ -                         $    990
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 30,497                    $ 535                    $ -                          $ 1,000
  Plus: Deposits in Transit
  Less: Outstanding Checks                                                                                           10
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 30,497                    $ 535                    $ -                         $    990
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                         At Home Corp. Stock Admin.  At Home Corp. Payroll          iMall                         iMall
                            Receivables Account       Disbursements Acct.     Concentration Account         Receivables Account
                              Bank of America           Bank of America          Bank of America              Bank of America
                                12334-34624                12336-34623            14655-01571                   14653-01572
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  3,614                   $ 133                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ -                    $  3,870                   $ 133                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks                                    256
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ -                    $  3,614                   $ 133                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                 iMall, Inc.   Acct. Receivables Channel Sales          iMall                          iMall
                              Restricted Cash       Receivables Account        Disbursements Acct. Payroll       Receivables Account
                              Bank of America         Bank of America                Bank of America               Bank of America
                                14658-00303             12332-34625                  14657-01575                    14659-01574
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                      $ 315                     $ -                          $ -                              $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation) (1)         (2)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                 $ 313                     $ -                          $ -                              $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                           iMall                       Matchlogic Checking            Matchlogic Checking        Join Systems
                Disbursements Acct. Petty Cash  Receivables and Disbursements-AP Disbursements Acct. Payroll
                     Bank of America                       Barclays                       Barclays           Cupertino National Bank
                        14656-01509                       302-134-03                     307-19-706                  4101405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2                           $ 37                         $ (11)                       $ 22
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 2                           $ 37                         $ (11)                       $ 22
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 2                           $ 37                         $ (11)                       $ 22
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               Excite, Inc.              Classifieds 2000              At Home Corp.                  At Home
                            Receivables Account          Restricted Cash              Restricted Cash             Restricted Cash
                       Comerica (Frmly Imperial Bank)     Imperial Bank          Key Bank National Assoc.            Paymentech
                      1891571661 (FRMLY 0020-002-395)     4145-320-001               000479681014326                  819086
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ 120                      $ 254                        $ 2                          $ 491
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ 120                      $ 254                        $ 2                          $ 491
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $ 120                       $ 254                        $ 2                          $ 491
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                          At Home Corp.        Excite@Home Canada, Inc.       Excite@Home Canada, Inc.          At Home Network Main
                       Receivables Account     Disbursements Account-AP   Disbursements Account-Petty Cash          Investments
                       Royal Bank of Canada      Royal Bank of Canada           Royal Bank of Canada            Salomon Smith Barney
                          06012-1025451             06012-1025402                   06012-1001098                 740-12102-11-025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                      $ 78                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 2                      $ 78                            $ -                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 2                      $ 78                            $ -                             $ -
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 5 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                    Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 11/01/01 to 11/30/01

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classifed on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Network Main    At Home Corp. Outside Stock     Excite, Inc. Stock Account        At Home Corporation
                           Investments                  Investments                   Investments                     Investment
                       Salomon Smith Barney        Salomon Smith Barney           Salomon Smith Barney           Silicon Valley Bank
                          449-3R26119025             449-24832-11-025               449-24163-10-025                  3300113199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ 4
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ -                      $ -                              $ -                            $ 4
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ -                      $ -                              $ -                            $ 4
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Corporation          Matchlogic Checking            Matchlogic Checking      Data Insight Checking
                       Receivables Account    Receivables and Disbursements-AP         Investment           Disbursments Acct. AP
                       Silicon Valley Bank          Silicon Valley Bank            Silicon Valley Bank       Silicon Valley Bank
                           3300113199                   3300060276                    3300060276                 3300229147
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 145                       $  98                            $ -                       $ 42
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 145                       $ 121                            $ -                       $ 42
  Plus: Deposits in Transit
  Less: Outstanding Checks                                  23
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 145                       $  98                            $ -                       $ 42
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                       At Home Corp.               At Home Corp.                At Home Corp.
                     Matchlogic Money Market        Spieker Property          State Board Equilization            GE Capital
                          Investments             Restricted Cash Account       Restricted Cash Account      Restricted Cash Account
                      Silicon Valley Bank          Silicon Valley Bank           Silicon Valley Bank          Silicon Valley Bank
                          3300082174                    8800012270                   8800013690                    8800017199
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ 35                          $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $ 35                          $ 63                          $ 10                          $ 144
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ 35                          $ 63                          $ 10                          $ 144
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.              At Home Corp.              At Home Corp.                At Home Corp.
                             Pacific Shores             Pacific Shores              Martin Campus                Martin Campus
                          Restricted Cash Account   Restricted Cash Account      Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank       Silicon Valley Bank          Silicon Valley Bank          Silicon Valley Bank
                               8800052904                8800052905                   8800054404                    8800054405
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 3,914                     $ 6,605                     $ 943                          $ 465
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 3,927                     $ 6,627                     $ 946                          $ 467
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
    (2)                            (13)                        (22)                       (3)                            (2)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 3,914                     $ 6,605                     $ 943                          $ 465
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                                                          At Home Corp.              At Home Corp.                At Home Corp.
                          At Home Corporation             Martin Campus              Martin Campus                Martin Campus
                    Accounts Receivable Subscriber    Restricted Cash Account    Restricted Cash Account     Restricted Cash Account
                            Bank of America             Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank
                               81886-13012                  8800054406                 8800054407                   8800054441
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $ 486                      $ 768                          $ 568
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                     $ -                         $ 488                      $ 770                          $ 571
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
    (2)                                                         (2)                        (2)                            (2)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS                $ -                         $ 486                      $ 768                          $ 568
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                              At Home Corp.             At Home Corp.                At Home Corp.               At Home Corp.
                             Martin Campus               Patti Hart                Matthew C. Jones          Thomas J. Obenhuber
                         Restricted Cash Account    Restricted Cash Account     Restricted Cash Account     Restricted Cash Account
                           Silicon Valley Bank        Silicon Valley Bank         Silicon Valley Bank         Silicon Valley Bank
                              8800054452                 8800054809                   8800054875                   8800054876
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 132                       $ 1,000                     $ 250                         $ 250
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                   $ 132                       $ 1,004                     $ 251                         $ 251
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)                                        (4)                       (1)                           (1)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS              $ 132                       $ 1,000                     $ 250                         $ 250
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                               At Home Corp.                                                                     Excite, Inc. dba
                            Christopher Hjelm             At Home Corporation         At Home Corporation        Classifieds 2000
                          Restricted Cash Accounts   Disbursements Account Payroll  Disbursements Account AP    Receivables Account
                            Silicon Valley Bank           Silicon Valley Bank            Mellon Bank             Wells Fargo Bank
                               8800054877                     3300016305                  069-1569                  009-8204456
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $ 250                            $ 27                        $ -                       $ 813
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                    $ 251                            $ 27                        $ -                       $ 813
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)           (1)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS               $ 250                            $ 27                        $ -                       $ 813
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                      Page 6 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                    Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 11/01/01 to 11/30/01

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classifed on the Debtors' balance sheet as "Restricted Cash".

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Matchlogic Checking          Matchlogic Savings            Data Insight Checking            Classifieds 2000
                  Disbursements Account Payroll    Receivables Account        Disbursements Account Payroll      Receivables Account
                         Wells Fargo Bank            Wells Fargo Bank               Wells Fargo Bank               Wells Fargo Bank
                           182-808-0800                182-353-0795                   053-438-3583                   051-1052961
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 452                        $ 2,502                         $ 42                          $ 269
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 475                        $ 2,502                         $ 42                          $ 269
  Plus: Deposits in Transit
  Less: Outstanding Checks      23
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 452                        $ 2,502                         $ 42                          $ 269
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                           Excite Spain         At Home Corporation            At Home Corporation              Data Insight
                           Liquidator           Equity Investments         Checking (Current) Account   Premium Money Market Account
                        Banco de Sabadell         Goldman Sachs              National Bank of Canada              US Bank
                     0081.0460.39.0001012009        026-25647-9                    07-916-20                  1-036-5518-6940
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 8                             $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ 39                      $ -                           $ 8                             $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ 39                      $ -                           $ 8                             $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       Data Insight                     Data Insight                At Home Corporation          Worldprints
               Premium Money Market313 Account  Premium Money Market339 Account         Investments        Business Checking Account
                          US Bank                          US Bank              Morgan Stanley Dean Witter     Wells Fargo Bank
                      1-036-5601-0313                  1-036-5601-0339                   14-78949                 1828105155
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                 $ -                              $ -                           $ -                       $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS            $ -                              $ -                           $ -                       $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                Data Insight First Capital Account     Excite Europe Ltd.               Enliven                 Excite SARL
                         Checking Account                                           Checking Account
                            US Bank                      Barclays Bank             Silicon Valley Bank         Barclays Bank
                         1-943-1380-7522                   20556548                   3300017706                37257910101
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ -                            $ 62                        $ 48                        $ 1
  Plus: Deposits in Transit
  Less: Outstanding Checks                                      2
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                            $ 60                        $ 48                        $ 1
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite.DE            Excite Europe Ltd.              At Home Corporation             Excite Europe Ltd.
                                                                              Checking Account
                      Commerzbank AG           Barclays Bank                     Scotiabank                   Barclays Bank
                         3855400                 74124644                      80002-10153-11                    80782661
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 30                            $ -
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                $ -                    $ 174                            $ 30                            $ -
  Plus: Deposits in Transit
  Less: Outstanding Checks
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS           $ -                    $ 174                            $ 30                            $ -
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                        Excite Europe Ltd.           At Home Corporation           At Home Corporation         At Home Corporation
                                                Restricted Investment Account      Investment Account           Investment Account
                          Barclays Bank              Salomon Smith Barney         Salomon Smith Barney         Salomon Smith Barney
                            83701888                   449-3R289-17 025             449-3R290-14 025             449-3R302-10 025
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                          $ 100,211                     $ 21,889                  $ 112,737
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 94                         $ 100,211                     $ 21,889                  $ 112,737
  Plus: Deposits in Transit
  Less: Outstanding Checks      94
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ -                          $ 100,211                     $ 21,889                  $ 112,737
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   BANK ACCOUNTS
                                                                   -------------
                       At Home Corporation
                     AP Disbursements Account
                          Bank of America
                            1233003450
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 3,534
------------------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                  $ 8,222
  Plus: Deposits in Transit
  Less: Outstanding Checks      4,688
  Other: Adjustment
    (Attach Explanation)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE PER BOOKS             $ 3,534
------------------------------------------------------------------------------------------------------------------------------------


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding

                                                       Page 7 of 12

                                        UNITED STATES BANKRUPTCY COURT
                                        NORTHERN DISTRICT OF CALIFORNIA
                                            SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                    Case No. 01-32495-TC
Debtors.                                                                       Reporting Period: 11/01/01 to 11/30/01

                                             AT HOME CORPORATION
                                             BANK RECONCILIATION
                                                  ($ IN 000s)

Attach copies of bank statements to Monthly Operating Report.
Note: Includes short-term investments and balances classifed on the Debtors' balance sheet as "Restricted Cash".
---------------------------------------------------------------------------------------------------------------------


EXPLANATION OF OTHER ADJUSTMENTS
--------------------------------

(1) Represents interest accrued on a certificate of deposit account that will be credited when the certificate matures (subsequent to the reporting period).
(2) Represents interest accrued on certificates of deposit pledged as collateral for stand-by letters of credit. It has not been determined that the Debtors will be paid this interest by the bank if the certificates were to be liquidated against draws on the letters of credit.

NOTE: The Debtors have not been able to obtain physical bank statements for the following bank accounts. Bank and book balances for these accounts are based on information available to the Debtors and are subject to further revision. Bank statements for these accounts, when obtained, will be included with the Monthly Operating Report. Once initial bank statements have been provided for all bank accounts, subsequent Monthly Operating Reports will only include bank statements for accounts with significant activity since the previous reporting period.


Account Name                         Account Description                     Bank Name                       Account Number
------------------------------------------------------------------------------------------------------------------------------------
Classified2000                       Restricted Cash                         Imperial Bank                   4145-320-001
At Home Corp.                        Restricted Cash                         Key Bank National Assoc.        000479681014326
At Home Corp.                        Restricted Cash                         Paymentech                      819086
At Home Corp.                        Receivables Account                     Royal Bank of Canada            06012-1025451
At Home Corp.                        Outside Stock Investments               Salomon Smith Barney            449-24832-11-025
Excite, Inc.                         Stock Account Investments               Salomon Smith Barney            449-24163-10-025
MatchLogic                           Checking Investment                     Silicon Valley Bank             3300060276
Classifieds 2000                     Receivables Account                     Wells Fargo Bank                051-1052961
Excite Spain                         Liquidator                              Banco de Sabadell               0081 0460 39 0001012009
At Home Corp.                        Equity Investments                      Goldman Sachs                   026-25647-9
DataInsight                          Premium Money Market Account            US Bank                         1-036-5518-6940
DataInsight                          Premium Money Market313 Account         US Bank                         1-036-5601-0313
DataInsight                          Premium Money Market339 Acccount        US Bank                         1-036-5601-0339
At Home Corp.                        Investments                             Morgan Stanley Dean Witter      14-78949
Worldprints                          Business Checking Account               Wells Fargo Bank                1828105155
DataInsight                          First Capital Account Checking Account  US Bank                         1-943-1380-7522
Excite SARL                                                                  Barclays Bank                   37257910101
Excite.DE                                                                    Commerzbank AG                  3855400
Excite Europe, Ltd.                                                          Barclays Bank                   74124644


FORM MOR-4
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                      Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 11/01/01 to 11/30/01

                                                   AT HOME CORPORATION
                               POST PETITION ACCOUNTS PAYABLE AND ACCOUNTS RECEIVABLE AGING
                                                       ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90             OVER 90         TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Trade                $ 4,464              $ 45                  $ -                $ -         $ 4,509
------------------------------------------------------------------------------------------------------------------------------------
Other Accounts Payable                        -                 -                    -                  -               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION ACCOUNTS PAYABLE     $ 4,464              $ 45                  $ -                $ -         $ 4,509
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF DAYS PAST DUE
                                      ---------------------------------------------------------------------------
                                         0 - 30             31 - 60               61 - 90             OVER 90          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable                     $ 18,026            $ 6,417               $ 2,064           $ 26,285         $ 52,792
------------------------------------------------------------------------------------------------------------------------------------
Allowance for Doubtful Accounts             (901)            (1,604)               (1,032)           (19,704)         (23,241)
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)               $ 17,125            $ 4,813               $ 1,032            $ 6,581         $ 29,551
------------------------------------------------------------------------------------------------------------------------------------

NOTE: ACCOUNTS PAYABLE-TRADE EXCLUDES AMOUNTS FOR WHICH INVOICES HAVE NOT BEEN RECEIVED OR PROCESSED INTO THE ACCOUNTS PAYABLE LEDGER. SUCH AMOUNTS ARE ACCRUED AS A COMPONENT OF "RELATED PARTY LIABILITIES", "ACCRUED COMPENSATION AND RELATED EXPENSES" AND/OR "OTHER ACCRUED LIABILITIES" IN THE DEBTORS' BALANCE SHEET.

FORM MOR-5
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                      Case No. 01-32495-TC
Debtors.                                                                         Reporting Period: 11/01/01 to 11/30/01

                                                 AT HOME CORPORATION
                                      STATUS OF CONSOLIDATED POSTPETITION TAXES
                                                     ($ IN 000s)
------------------------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF DAYS PAST DUE
                          ------------------------------------------------------------------------------------
                               0 - 30               31 - 60              61 - 90              OVER 90                  TOTAL
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
====================================================================================================================================
Income Tax Withholding
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (FUTA)
------------------------------------------------------------------------------------------------------------------------------------
Income
------------------------------------------------------------------------------------------------------------------------------------
Other:
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES         $ -                    $ -                  $ -                  $ -                   $ -
------------------------------------------------------------------------------------------------------------------------------------

STATE AND LOCAL
====================================================================================================================================
Income Tax Withholding                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment (UT)                                                                                                       -
------------------------------------------------------------------------------------------------------------------------------------
Disability Insurance (DI)                                                                                               -
------------------------------------------------------------------------------------------------------------------------------------
Empl. Training Tax (ETT)                                                                                                -
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                                                                                   -
------------------------------------------------------------------------------------------------------------------------------------
Excise                           120                                                                                  120
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                                                                                           -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                 18                                                                                   18
------------------------------------------------------------------------------------------------------------------------------------
Income                                                                                                                  -
------------------------------------------------------------------------------------------------------------------------------------
Other:                           316                                                                                  316
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL       $ 454                  $ -                  $ -                  $ -                 $ 454
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                    $ 454                  $ -                  $ -                  $ -                 $ 454
------------------------------------------------------------------------------------------------------------------------------------

NOTE: The Debtors have paid all employee-related taxes in the same reporting period as incurred.

FORM MOR-6
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                        Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 11/01/01 to 11/30/01

                                                    AT HOME CORPORATION
                                          PAYMENTS TO INSIDERS AND PROFESSIONALS
                                                        ($ IN 000s)
----------------------------------------------------------------------------------------------------------------------
                                                            INSIDERS (1)
----------------------------------------------------------------------------------------------------------------------
NAME                                POSITION                          TYPE OF PAYMENT                AMOUNT PAID
----------------------------------------------------------------------------------------------------------------------
AT&T Corp.                          5% Stockholder                    Telecommunication Fees           $  1,635
AT&T Canada/ Rogers AT&T            5% Stockholder (affiliate)        Telecommunication Fees                 40
Cox Communications                  5% Stockholder                    Telecommunication Fees                 27
Patti Hart                          Officer                           Employment Agreement Bonus(2)         650
Matt Jones                          Officer                           Employment Agreement Bonus(2)         125
Chris Hjelm                         Officer                           Employment Agreement Bonus(2)         125
Thomas Obenhuber                    Officer                           Employment Agreement Bonus(2)         125
----------------------------------------------------------------------------------------------------------------------
   TOTAL PAYMENT TO INSIDERS (1)                                                                       $   2,727
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                         PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                    TYPE OF        DATE OF COURT ORDER      AMOUNT     AMOUNT PAID IN    REMAINING      TOTAL PAID
NAME                              PROFESSIONAL    AUTHORIZING PAYAMOUNT     ACCRUED     THIS PERIOD       ACCRUAL        TO DATE
------------------------------------------------------------------------------------------------------------------------------------
US Trustee                    Court appt'd trustee      n/a                 $  8           $  8             $  -           $  8
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL PAYMENT TO PROFESSIONALS                                           $  8           $  8             $  -           $  8
------------------------------------------------------------------------------------------------------------------------------------

(1) Excludes ordinary course payments made to the Debtors' officers and directors such as normal wages and expense reimbursements.
         Also excludes any setoffs of liabilities with insiders to the extent no cash payments have been made.
(2) Represents drawdowns on standby letters of credit secured by the Debtors' restricted cash.

FORM MOR-7
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding


                                             UNITED STATES BANKRUPTCY COURT
                                             NORTHERN DISTRICT OF CALIFORNIA
                                                 SAN FRANCISCO DIVISION

In re:  At Home Corportation, a Delaware corporation, et al.,                                        Case No. 01-32495-TC
Debtors.                                                                           Reporting Period: 11/01/01 to 11/30/01

                                                   AT HOME CORPORATION
                                                   DEBTOR QUESTIONNAIRE
                                                       ($ IN 000s)

--------------------------------------------------------------------------------------------------------------------------
      MUST BE COMPLETED EACH MONTH                                                                  YES             NO
--------------------------------------------------------------------------------------------------------------------------
1     Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? If yes, attach listing
      including date of payment, amount of payment and name of payee.                               [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
2     Have any payments been made to professionals?
      If yes, attach listing including date of payment, amount of payment and
      name of payee.                                                                                [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
3     If the answer is yes to 1 or 2, were all such payments approved by the court?                 [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
4     Have any payments been made to officers, insiders, shareholders, relatives?
      If yes, attach listing including date of payment, amount and reason for
      payment, and name of payee.                                                                   [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
5     Is the estate insured for replacement cost of assets and for general liability?               [X]             [ ]
-------------------------------------------------------------------------------------------     ----------      ----------
6     Are a plan and disclosure statement on file?                                                  [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
7     Was there any post-petition borrowing during this period?                                     [ ]             [X]
-------------------------------------------------------------------------------------------     ----------      ----------
8     Were there any post-petition taxes paid this period?                                          [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
9     Were the US Trustee Quarterly Fees paid?                                                      [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
10    Is filing current for post-petition tax reporting and tax returns?                            [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------

EXPLANATIONS:

--------------------------------------------------------------------------------
1. Pre-petition wages and related employee claims such as commissions, etc. of the Debtors' employees (excluding employees terminated prior to the bankruptcy filing) were authorized by the court for payment in full except for the payment or use of vacation balances accrued prior to the bankruptcy filing, which has been limited to 80 hours.
--------------------------------------------------------------------------------
4.       See MOR-7 for listing of payments to insiders.
--------------------------------------------------------------------------------
9. The Debtors paid the minimum US Trustee Quarterly Fee of $7,750 for the quarter ended September 30, 2001 during the current reporting period.
--------------------------------------------------------------------------------

INSURANCE
-------------------------------------------------------------------------------------------     ----------      ----------
1     Are workers compensation, general liability and other necessary insurance coverages           [X]             [ ]
      in effect?
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
2     Are all premium payments paid current?                                                        [X]             [ ]
      If no, provide an explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------
3     Please provide explanation below.
-------------------------------------------------------------------------------------------     ----------      ----------


EXPLANATIONS:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


FORM MOR-8
Private and Confidential
Unaudited
Prepared by Management
Subject to Further Revision
Not Adjusted for Minor Differences in Rounding